                                                                   EXHIBIT 10.25

                             SECURED LOAN AGREEMENT

                                     -among-

                           FINOVA CAPITAL CORPORATION,
                                   as Lender,

                            WILMINGTON TRUST COMPANY,
      not in its individual capacity, except as expressly set forth herein, but solely as Owner Trustee,
                                   as Borrower

                                      -and-

                                    747 INC.,
                                DELFORD M. SMITH
                              KING, CHRISTIAN INC.,
                              as Owner Participants

                             SECURED LOAN AGREEMENT

          THIS SECURED LOAN AGREEMENT is made as of May 7, 1997, among FINOVA CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware, WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, except as expressly set forth herein, but solely as Owner Trustee under the Trust Agreement (as hereinafter defined), and 747 INC., an Oregon corporation, DELFORD M. SMITH, a natural person, and KING, CHRISTIAN INC., a Nevada corporation.

          1. PURPOSE AND DEFINITIONS.

               1.1 Purpose. This Agreement sets out the terms and conditions upon which the Lender (defined below) will loan to the Borrower (defined below) the amount of the Commitment (defined below). Lender agrees to make the Loan (defined below) to Borrower in order to enable Borrower to refinance the Aircraft. Borrower agrees to use the proceeds of the Commitment for such purpose.

               1.2 Definitions. In this Agreement, the following words and expressions, except where the context otherwise requires, shall have the following meanings:

Words                         Meanings
-----                         --------

"Affiliate"                   with respect to a specified Person, means any
                              other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Agreement"                   this Secured Loan Agreement.

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"Aircraft"                    collectively, the 747 Aircraft and the DC-9
                              Aircraft.

"747 Aircraft"                one Boeing Model 747-273C Aircraft bearing
                              manufacturer's serial number 20651 and FAA
                              Registration No. N471EV, together with two Pratt &
                              Whitney JT9D-7J aircraft engines bearing manufacturer's serial numbers P662205CN and
                              P662254, and two Pratt & Whitney JT9D-7F aircraft engines bearing manufacturer's serial numbers
                              P685607 and P689542, as more fully described in the Security Agreement.

"DC-9 Aircraft"               three McDonnell Douglas DC-9-33F Aircraft bearing
                              manufacturer's serial number 47191, 47194 and 47279 and FAA Registration No. N933F, N944F and
                              N945F, respectively, together with six Pratt &
                              Whitney JT8D-9A aircraft engines bearing manufacturer's serial numbers 665815, 678072,
                              P666937, P653895, 666348, and P656041, as more
                              fully described in the Security Agreement.

"Airlines"                    Evergreen International Airlines, Inc., and Oregon
                              corporation, having its principal place of business and chief executive office at 3850 Three
                              Mile Lane, McMinnville, Oregon 97128-9361;
                              Telephone No.: (503) 472-9361;
                              Telefax No.: (503) 472-1048.

"Banking Day"                 in the context of the Closing Date, shall mean a
                              day on which federally chartered banking institutions and the Borrower are open for the transaction of the business required for Lender to advance the Commitment and in the context of any date on which a payment of interest or principal is due hereunder, a day on which federally chartered banking institutions in Phoenix, Arizona and Portland, Oregon and the Borrower are open for the transaction of business of the nature required by this Agreement.

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"Borrower"                    WILMINGTON TRUST COMPANY, a Delaware banking
                              corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement.

"Closing Date"                a Banking Day to be selected by Borrower on not
                              less than one (1) Banking Day's notice (effective on receipt) given to Lender on or after the date of this Agreement.

"Collateral"                  all property which at the time of any
                              determination is subject to a Lien in favor of the Lender, granted by the Borrower under the Security
                              Agreement

"Commitment"                  the obligation of the Lender to make a loan in an
                              amount not to exceed $30,000,000.00, to be made available to the Borrower by the Lender on the Closing Date for the Loan Term under this Agreement and subject to the terms herein contained.

"Commitment Amount"           the amount set forth in the notice delivered by
                              Borrower to Lender pursuant to Paragraph 3.2 or
                              3.3 hereof.

"Default"                     an event which, with the passage of time or giving
                              of notice or both, would constitute an Event of Default.

"Dollars" or "($)"            the legal currency, at any relevant time
                              hereunder, of the United States of America.

"Event of Default"            shall have the meaning set forth in Paragraph 13
                              hereof.

"Federal Aviation Act"        Title 49 of the Unites States Code (which, among
                              other things, recodified the Federal Aviation Act of 1958 as amended to the time of such recodification), as amended.

"Guarantor"                   Evergreen International Aviation, Inc., an Oregon
                              corporation, having its principal place of business and chief executive office at 3850 Three
                              Mile Lane, McMinnville, Oregon 97128-9361;
                              Telephone No.: (503) 472-9361;
                              Telefax No.: (503) 472-1048.

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"Guaranty"                    the Guaranty and Subordination Agreement dated as
                              of the Closing Date to be entered into by the Guarantor for the benefit of the Borrower.

"Interest Rate"               the annual rate of interest to be paid on the Loan
                              calculated pursuant to the provisions of Paragraph
                              6.1 hereof.

"Lease" the Second Amended and Restated Lease Agreement, dated as of September 29, 1995, between Borrower, as lessor, and Airlines, as lessee, as amended by the Third Amendment to Lease.

"Lease Event of Default"      an Event of Default under, and as defined in, the
                              Lease.

"Lender" FINOVA Capital Corporation, a corporation organized and existing under the laws of the State of Delaware and having its principal place of business and chief executive office at 1850 North Central Avenue, Phoenix, Arizona 85004;
                              Telephone No. (602) 207-4900;
                              Telefax No. (602) 262-1551.

"Liabilities"                 all indebtedness, liabilities, fees, indemnitees
                              and obligations of the Borrower to the Lender arising under or related to the Loan Documents, whether now or hereafter existing.

"Loan" the principal amount of the loan made by the Lender pursuant to this Agreement outstanding from time to time and due the Lender under this Agreement and the Note.

"Loan Documents"              collectively, this Agreement, the Note, the
                              Security Agreement, the Third Amendment to Lease and all other documents executed in connection with each of the foregoing agreements or contemplated thereby or the transactions related thereto.

"Loan Term"                   the period commencing on the Closing Date through
                              and including that date which shall be the earlier of: (i)April

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                              29, 2005; or (ii) the date on which the Loan
                              becomes payable in full under the provisions of Paragraph 7 or 8.

"Margin" shall have the meaning set forth in Paragraph 6.3 hereof.

"Material Event of Default"   any of the Events of Default set forth in
                              Paragraphs 13.1(a), (b)(i) or (ii), (e) or (f) hereof.

"Mortgaged Property"          shall have the meaning applied to such term in the
                              Security Agreement.

"Note" the Promissory Note to be executed and delivered by the Borrower on the Closing Date pursuant to the terms of this Agreement with respect to the Commitment.

"Overdue Interest"            the amount of interest accrued hereunder at
                              Overdue Interest Rate

"Overdue Interest Rate"       the Interest Rate plus two (2%) percent.

"Owner Participant"           collectively, 747, Inc., an Oregon corporation,
                              Delford M. Smith, a natural person, and King, Christian Inc., a Nevada corporation

"Person" any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity, of whatever nature.

"Prepayment Fee"              the prepayment fee set forth in Paragraph 7.2(a)
                              hereof.

"Repayment Date"              each of the dates noted on the Repayment Schedule
                              on which a payment of principal and interest is due hereunder to be paid by Borrower.

"Repayment Schedule"          the schedule attached hereto as Appendix I setting
                              forth the amounts and dates of payments of principal required to be made by Borrower in repayment of the Loan.

"Security Agreement"          each of the First Priority Aircraft Chattel
                              Mortgage and Security Agreement, dated the Closing
                              Date, between Borrower and Lender.

"Third Amendment to Lease"    the Third Amendment to Lease Agreement, dated
                              the Closing Date, between Borrower and
                              Lender.

"Transaction Documents"       the Loan Documents, the Lease, the Trust
                              Agreement, the Guaranty and all documents executed and delivered in connection therewith and all transactions contemplated hereby and thereby.

"Trust Agreement"             the Second Amended and Restated Trust
                              Agreement, dated as of September 29, 1995, between the Owner Participant and WTC, as amended and supplemented.

"Trust Estate"                shall have the meaning applied to such term
                              in the Trust Agreement.

"WTC" Wilmington Trust Company, a Delaware banking corporation, having its principal place of business and chief executive office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890,
                              Telefax No.: (302) 651-8882

Terms defined in the Security Agreement, unless otherwise defined herein, shall be used herein as therein defined. Any defined term in this Paragraph 1.2 which refers to a document, instrument or agreement shall include any amendments, supplements or modifications entered into from time to time with respect to such document, instrument or agreement.

          2. COMMITMENT.

               2.1 Subject always to the terms and conditions of this Agreement, Lender hereby agrees with the Borrower that on the Closing Date, Lender will make the Commitment available to Borrower and Borrower will borrow the Commitment Amount from the Lender.

               2.2 The obligation of the Lender to make the Commitment available to the Borrower under this Agreement shall be expressly subject to the terms of this Agreement in general and in particular to the fulfillment by Borrower of all of the conditions set forth in Paragraph 5 hereof not later than at the time or times therein specified. Lender shall have no obligation in respect of its Commitment except as expressly set forth in this Agreement. The obligation of Lender to make the Commitment available to the Borrower shall terminate on the Closing Date.

          3. LOAN.

               3.1 The Commitment shall be made available to the Borrower on the Closing Date in U.S. Dollars via wire transfer (and the Borrower shall borrow the same), subject to the terms of this Agreement.

               3.2 Borrower shall deliver a notice to the Lender at least one Banking Day prior to the Closing Date specifying the Closing Date. The notice may not be rescinded once received. The notice shall:

                    (a)  be in writing and signed by the Borrower;

                    (b) be effective on receipt by the Lender; and once given shall be irrevocable; and

                    (c) specify the Commitment Amount and the account(s) to which the proceeds of the Loan are to be made available.

               3.3 In lieu of the foregoing notice, Borrower may send a telefax to Lender, at telefax number: (602) 262-1551, Attn: Mr. Jeff Ferm, setting forth the information and meeting the requirements of Paragraph 3.2(c) above. In such an event, Borrower shall on the Closing Date deliver a written notice to Lender as required in Paragraph 3.2(a) above.

               3.4 If Borrower shall have sent the notice specified in either Paragraph 3.2 or 3.3 above and the Lender does not advance the Commitment Amount to Borrower on the Closing Date specified in such notice for any reason other than the gross negligence or willful misconduct of Lender, Borrower shall, upon Lender's demand, indemnify Lender against all or any costs, losses, expenses, damages, charges, premiums, penalties or fees (collectively, the "Costs") incurred by Lender as a result (direct or indirect) of the Commitment Amount not being advanced following the delivery of the notice specified in Paragraphs 3.2 or 3.3, including without limitation, in connection with funds borrowed by Lender to fund the Commitment Amount or any portion thereof, the difference, if any, between the amount of interest accrued upon the Commitment Amount less the interest earned upon any funds deposited by Lender pursuant to this Paragraph.

          4. DESCRIPTION OF SECURITY.

               As collateral security for the prompt and complete payment of Borrower's obligations hereunder and under the Note and other Loan Documents and the payment of any sum advanced or subsequently advanced or obligation incurred pursuant to any provision hereof or thereof Borrower shall grant to Lender a first priority Lien upon and security interest in the Mortgaged Property, pursuant to the Security Agreement.

          5. CONDITIONS PRECEDENT.

               5.1 Lender's obligation to make the Loan is conditional upon the following, all of which shall take place, occur or be delivered to Lender not later than the Closing Date:

                    (a) Borrower shall have performed all of its agreements and paid all sums hereunder to be performed or paid (and shall have made arrangements acceptable to Lender to pay all sums payable under Paragraph 14.1 hereof) on or prior to the Closing Date and the representations and warranties of Borrower, each Owner Participant, Airlines and the Guarantor contained in each Loan Document to which each is a party shall be true and correct as of the Closing Date as if made on and as of the Closing Date and Borrower shall have so certified to Lender;

                    (b) Borrower, Owner Participant and Airlines, as the case may be, shall have duly executed and delivered to Lender and Lender shall have approved and accepted the Security Agreement, the Lessee's Consent, the Note, all UCC-1 financing statements and assignments or other similar documents deemed necessary by Lender to perfect, maintain and preserve the Liens in and to, and the security interest in, all of the Mortgaged Property and to perfect, maintain and preserve the rights of Borrower under the Lease, and such documents as Lender may reasonably require in connection with the termination of any and all liens, claims or encumbrances affecting any of the Mortgaged Property other than Permitted Liens;

                    All such financing statements, assignments, releases or other similar documents: (i) shall be suitable for filing in all public offices deemed necessary by Lender to perfect the security interests granted to Lender under the Security Agreement, (ii) shall have been executed by Borrower or Airlines, as the case may be, and (iii) shall have been delivered to Lender. Further, Borrower shall have furnished satisfactory proof to Lender that Borrower has delivered an executed copy of the Security Agreement and related documents to special FAA counsel, satisfactory to Lender, who shall have approved the same as being in appropriate form for recordation with the Federal Aviation Administration Aircraft Registry in accordance with title 14, Part 49 of the Code of Federal Regulations;.

                    (c) There shall not have occurred and not be continuing an Event of Default under this Agreement or any other Loan Document, or an event which, with notice or lapse of time or both, would constitute an Event of Default (or the equivalent thereof);

                    (d) All documents, instruments and certificates relating to the making of the Commitment and delivery of the Note, and all proceedings in connection with the transactions contemplated by this Agreement or any other Loan Document shall be reasonably satisfactory in form and substance to Lender, and Lender shall have received copies of all such instruments, certificates, and other evidence as Lender may reasonably request with respect to such transactions in form reasonably satisfactory to Lender and its counsel including, but not limited to, the following:

                         (i) a certificate of insurance evidencing that
                    insurance conforming to all of the requirements of the Security Agreement is in full force and effect with respect to Aircraft and containing, or together with, a report of the broker issuing such certificate that such insurance complies with the provisions of the Leases;

                         (ii) a true copy of the aircraft registration
                    certificate reflecting that the Aircraft is registered in the name of the Borrower, certified by the corporate secretary of the Borrower;

                         (iii) a copy of a valid Federal Aviation Administration
                    Airworthiness Certificate for the Aircraft, certified by the corporate secretary of the Borrower;

                         (iv) a favorable opinion, dated the Closing Date, in
                    form and substance reasonably satisfactory to Lender, of Richards, Layton & Finger, counsel to Borrower;

                         (v) a favorable opinion, dated the Closing Date, in
                    form and substance reasonably satisfactory to Lender, of in-house counsel to Borrower, Airlines and Guarantor verifying, among other things, that the Borrower, as lessor under the Lease, and the Lender, as assignee of Borrower's interest of lessor, under the Security Agreement, would be entitled to the protections of Section 1110 of the U.S. Bankruptcy Code;

                         (vi) a favorable opinion of FAA counsel; and

                         (vii) the Guaranty, executed by the Guarantor.

                    (e) a copy of the Certificate of Incorporation and By-Laws of WTC certified as being true, complete and accurate by an Assistant Secretary of WTC, and a certificate of good standing relative to WTC certified by the Secretary of State of Delaware as being in full force and effect;

                    (f) a copy of a resolution passed by the Board of Directors of WTC, certified by an Assistant Secretary of WTC as being true, accurate and complete, authorizing the entering into, and the performing of Borrower's obligations under, this Agreement, and each other Loan Document to which Borrower is a party, and all transactions contemplated herein and therein;

                    (g) a certificate, certified by an Assistant Secretary of WTC as being true, accurate and complete, evidencing the signing authority of the officers of WTC to sign this Agreement and each Loan Document to which Borrower is a party and all documents and instruments executed in connection herewith or therewith;

                    (h) a copy of the Certificate of Incorporation and By-Laws of each corporate Owner Participant, Airlines and the Guarantor certified as being true, complete and accurate by the corporate Secretary of each such entity; and a certificate of good standing relative to each such entity certified by the Secretary of State of its state of incorporation as being in full force and effect

                    (i) a copy of a resolution passed by the Board of Directors of each corporate Owner Participant, Airlines and the Guarantor, certified by the corporate Secretary of each such entity as being true, accurate and complete, authorizing the entering into, and the performing of such entity's obligations under, each Loan Document to which such entity is a party, and all transactions contemplated herein and therein;

                    (j) a certificate, certified by the corporate Secretary of each corporate Owner Participant, Airlines and the Guarantor being true, accurate and complete, evidencing the signing authority of the officers of such entity to sign each Loan Document to which it is a party and all documents and instruments executed in connection herewith or therewith;

                    (k) a certificate from an officer of Borrower certifying that no Event of Default or, to the knowledge of such officer, Default has occurred and is continuing;

                    (1) a certified true, accurate and complete copy of the Trust Agreement, certified by the corporate Secretary of each corporate Owner Participant;

                    (m) Lender shall have concluded a satisfactory inspection of the Aircraft and a review of all records relating to the Aircraft and have received an appraisal setting forth a value of the Aircraft reasonably satisfactory to Lender;

                    (n) all outstanding loans from the Lender to Airlines, Ventures, Evergreen Aviation, Inc. and any affiliates thereof shall have been paid in full;

                    (o) not less than 95% of the unsecured bondholders of Airlines, Ventures, Evergreen Aviation, Inc. and any affiliates thereof, shall have been paid in full;

                    (p) the refinancing and securitization of the debt and assets of Airlines, Aviation, Evergreen Aviation, Inc., and any affiliates thereof (the "Chase Refinancing"), shall have been consummated pursuant to the terms previously disclosed to Lender;

                    (q) the original chattel paper counterpart of the Lease, and each supplement thereto, each of which shall bear a legend substantially as follows:

          "LESSOR HAS ASSIGNED TO THE LESSOR'S LENDER (AS DEFINED HEREIN) CERTAIN OF ITS RIGHT, TITLE AND INTEREST IN AND TO THIS LEASE. TO THE EXTENT THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION) NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE LESSOR'S LENDER ON THE SIGNATURE PAGE THEREOF."; and

                    (r) Lender shall have received lien, tax and litigation search results on the Lessee and the Guarantor.

                    (s) Borrower shall have delivered any other item reasonably requested by Lender.

          6. INTEREST.

               6.1 Interest payable on the Loan:

                    (i) shall accrue from the Closing Date and shall be calculated at a fixed rate per annum equal to the sum of the Treasury Note Rate determined in accordance with Paragraph 6.2 hereof, plus the Margin (such sum, the "Interest Rate");

                    (ii) shall be paid by the Borrower, in advance, on each Repayment Date and whenever else a payment of principal is due and payable; and

                    (iii) shall be calculated on the basis of a 360-day year and charged for actual days elapsed.

               6.2 For the purposes of this Agreement, the Treasury Note Rate means at all times during the Commitment Period, the yield to maturity of that issue of U.S. Treasury Notes maturing in April, 2005 with the highest yield, as published in The Wall Street Journal one Banking Day preceding the Closing Date, or, if such publication shall be suspended or terminated or such yield shall otherwise not be so published for such Banking Day, on the basis of such yield reported by dealers of U.S. Treasury Notes to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations of such yield received by the Lender from three New York dealers of U.S. Treasury Notes of recognized standing selected by the Lender.

               6.3 As used herein, the term Margin shall mean 4.42% per annum.

          7. REPAYMENT AND PREPAYMENT.

               7.1 Until the Loan shall be repaid, prepaid or discharged under the provisions of this Agreement, in addition to any other sums which may become payable hereunder or under any other Loan Document, Borrower shall repay the Loan in the amounts, and on the dates, set forth on the Repayment Schedule; provided, however, that the final payment hereunder shall be in an amount necessary to pay in full all outstanding principal, accrued interest and all other amounts due hereunder. Borrower hereby authorizes and directs Lender to apply payments of rent and other amounts made to Lender on or before any Repayment Date by Airlines, in connection with the assignment of Borrower's right, title and interest in the Lease, in the amounts, and in the order of priority, set forth in Paragraph 7.3 hereof.

               7.2 (a) Provided no Event of Default has occurred or is continuing, the Borrower shall be entitled to prepay the Loan in whole, but not in part, on any date thereafter, on not less than 30 days prior written notice specifying such Repayment Date, which notice shall become irrevocable upon delivery to the Lender. Such prepayment made together with (i) accrued interest on the amount of such prepayment through the date of such prepayment; and (ii) so long as a Material Event of Default has never occurred at any time during the Loan Term, a prepayment fee equal to the following percentage of the principal amount of the Loan: (A) if such is made on or prior to the first year anniversary of the Closing Date, 4% of such principal amount; (B) if such prepayment is made after the first year anniversary and on or prior to the second year anniversary of the Closing Date, 3% of such principal amount; (C) if such prepayment is made after the second year anniversary and on or prior to the third year anniversary of the Closing Date, 2% of such principal amount; and (D) if such prepayment is made at any time after the third year anniversary of the Closing Date, 1% of such principal amount. Notwithstanding the foregoing clause
(ii), if a Material Event of Default shall have occurred at any time during the Loan Term prior to the date of any prepayment, whether or not such Material Event of Default may have been cured as of such date, then each rate set forth in clause (ii) above shall be increased by 2%.

                    (b) Any prepayment hereunder shall be applied pursuant to the provisions of Paragraph 7.3 hereof.

               7.3 The amount of any payment shall be applied: (a) first, against the prepayment fees, if any, payable pursuant to Paragraph 7.2; second to any past due payments of interest hereunder and to accrued interest through the date of such payment, including any Overdue Interest; third, to any interest on delinquent interest, late fees, overdue risk assessments, examination fees and expenses, collection fees and expenses and any other fees and expenses due to Lender hereunder; and fourth, the remaining balance if, any, to the unpaid principal balance of the Loan. The amount of any prepayment applied to principal shall be applied to the payments of principal due hereunder in inverse chronological order.

          8. MANDATORY PREPAYMENTS.

               Immediately upon the earlier of (a) receipt from Airlines of the Termination Value (as defined in the Lease) with respect to any Aircraft or a similar amount under any other lease (including a Permitted Lease), (b) the 90th day after an Event of Loss with respect to any Aircraft, (c) a sale, other disposition or refinancing of any Aircraft consented to by Lender, (d) an Event of Default under Paragraph 13.1(e) or (f) hereof, or (e) a declaration by the Lender of an Event of Default (other than an Event of Default under Paragraph 13.1(e) or (f)) pursuant to Paragraph 13.2 hereof, then (A) in the case of clause (d) or (e) above, or in the case of clause (a), (b) or (c) above, if, immediately thereafter, there remains no Aircraft subject to a security interest under the Security Agreement (i) the entire outstanding principal balance of the Loan, (ii) all accrued but unpaid interest thereon and (iii) any and all other fees which may be or become payable hereunder and under the Note, the Security Agreement and any other Loan Document shall become immediately due and payable, or (B) in all other cases, the Termination Value or, if greater, the amount received from any insurer, or the net proceeds received from any sale or other disposition, shall be paid to Lender and applied by Lender in the amounts, and in the priority set forth in Section 7.3 hereof.

          9.   REPRESENTATIONS AND WARRANTIES.

               9.1 WTC, in its individual capacity represents and warrants on the date hereof and on the Closing Date as follows:

                    (a) WTC is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware, is a "citizen of the United States" within the meaning of 49 U.S.C. (S) 40102(a)(15) and has the power and authority to enter into and to perform its obligations under the Trust Agreement and this Agreement

                    (b) The Trust Agreement and this Agreement have been duly authorized, executed and delivered by the WTC, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding agreements of the WTC, enforceable in accordance with their respective terms to the extent WTC is a party thereto.

                    (c) The execution and delivery by WTC,, of the Trust Agreement and this Agreement are not, and the performance by WTC of its obligations under each will not be, inconsistent with its charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to it, and do not and will not contravene the provisions of, or constitute a default or result in the creation of any Lien upon any property of the Borrower (other than the Lien on the Collateral contemplated herein) or WTC under any indenture, mortgage, contract, agreement or other instrument to which it is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or under any federal, state or local governmental authority or agency with respect to Delaware and Federal banking trust powers, except such as has been obtained, given or accomplished.

                    (d) The chief executive office of WTC and its records and those of the Borrower with respect to the Collateral are located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

                    (d) (e) There is no action, proceeding or investigation pending or threatened (or any basis therefor known to WTC) which, individually or in the aggregate, could reasonably be expected to materially impair the ability of WTC to perform its obligations under the Trust Agreement or this Agreement.

                    (f) On the Closing Date, the Aircraft shall be free of Lessor Liens (as defined in the Lease) attributable to WTC in its individual capacity.

               9.2 The Borrower represents and warrants on the date hereof and on the Closing Date as follows:

                    (a) The Borrower is duly qualified and in good standing in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would preclude the Borrower from being able to enforce its rights with respect to the Transaction Documents.

                    (b) The Transaction Documents to which it is a party have been duly authorized, executed and delivered by the Borrower be, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding agreements of the Borrower, enforceable in accordance with their respective terms.

                    (c) The execution and delivery by the Borrower of the Transaction Documents to which it is a party are not, and the performance by the Borrower of its obligations under each will not be, inconsistent with its charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to it, and do not and will not contravene the provisions of, or constitute a default or result in the creation of any Lien upon any property of the Borrower (other than the Lien on the Collateral contemplated herein) or WTC under any indenture, mortgage, contract, agreement or other instrument to which it is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or under any federal, state or local governmental authority or agency with respect to Delaware and Federal banking trust powers, except such as has been obtained, given or accomplished.

                    (d) On the Closing Date, the Borrower shall have title to the Aircraft, and the Aircraft shall be free of Liens other than Liens created or granted by the Borrower in connection with the refinancing of the Aircraft and Permitted Liens.

                    (e) There is no action, proceeding or investigation pending or threatened (or any basis therefor known to Borrower) which, individually or in the aggregate, could reasonably be expected to materially impair the ability of Borrower to perform its obligations under any of the Transaction Documents.

                    (f) The sole business of the Borrower is its ownership and lease of the Aircraft pursuant to the Transaction Documents.

               9.3 Each Owner Participant represents and warrants on the date hereof and on the Closing Date as follows:

                    (a) 747 Inc. is a corporation duly organized and validly existing in good standing under the laws of the State of Oregon, King, Christian Inc. is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, each Owner Participant is a "citizen of the United States" within the meaning of 49 U.S.C. (S) 40102(a)(15) and has the power and authority to enter into and to perform its obligations under the Transaction Documents to which it is a party. Each corporate Owner Participant is duly qualified and in good standing in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would preclude the Borrower from being able to enforce its rights with respect to the Transaction Documents.

                    (b) The Transaction Documents to which it is a party have been duly authorized, executed and delivered by each Owner Participant and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding agreements of each Owner Participant enforceable in accordance with their respective terms.

                    (c) The execution and delivery by each Owner Participant of the Transaction Documents to which it is a party are not, and the performance by each Owner Participant of its obligations under each will not be, inconsistent with its charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to it, and do not and will not contravene the provisions of, or constitute a default or result in the creation of any Lien upon any property of any Owner Participant (other than the Lien on the Collateral contemplated herein) under any indenture, mortgage, contract, agreement or other instrument to which it is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or under any federal, state or local governmental authority or agency, except such as has been obtained, given or accomplished.

                    (d) On the Closing Date, the Borrower shall have title to the Aircraft, and the Aircraft shall be free of Liens other than the Liens created or granted by the Borrower in connection with the refinancing of the Aircraft. On the Closing Date, the Aircraft shall be free of Lessor Liens (as defined in the Lease) attributable to the Borrower.

                    (e) The chief executive office of each corporate Owner Participant, and the records of each Owner Participant with respect to the Collateral are located at 3850 Three Mile Lane, McMinnville, Oregon 97128-9361.

                    (f) There is no action, proceeding or investigation pending or threatened (or any basis therefor known to any Owner Participant) which, individually or in the aggregate, could reasonably be expected to materially impair the ability of any Owner Participant to perform its obligations under any of the Transaction Documents.

                    (g) Financing statements under the Uniform Commercial Code, in the form requested by the Lender, have been executed by the Borrower and each Owner Participant and have been or shall be delivered to the Lender for filing against the Borrower and each Owner Participant in all jurisdictions where such filing is necessary or advisable in order to protect and establish the security interest of the Lender granted under the Security Agreement and no further action (including filing any financing statement in respect thereof under the Uniform Commercial Code of any applicable jurisdiction) is necessary in order to establish and perfect the Lender's security interest granted thereunder against any third parties in any jurisdiction.

                    (h) On the Closing Date the Security Agreement shall create a valid security interest in favor of the Lender in respect of the Mortgaged Property, which security interest shall be superior in right to all claims of creditors of the Borrower in respect of the Mortgaged Property , and to all other security interests, liens, claims and encumbrances except the rights of Airlines under the Lease and the Liens which Airlines is permitted to incur pursuant to the Lease.

                    (i) No Default or Event of Default has occurred and is continuing and no Event of Loss has occurred.

                    (j) The Borrower has delivered or caused to be delivered to the Lender or will deliver or cause to be delivered on or before the Closing Date the original executed chattel paper counterpart of the Lease, any amendments to the Lease, and except for amendments so disclosed to the Lender, the Lease has been amended.

                    (k) Financing statements under the Uniform Commercial Code, in the form requested by the Lender, have been executed by the Borrower and have been or shall be delivered to the Lender for filing against the Borrower in all jurisdictions where such filing is necessary or advisable in order to protect and establish the security interest of the Lender granted under the Security Agreement and no further action (including filing any financing statement in respect thereof under the Uniform Commercial Code of any applicable jurisdiction) is necessary in order to establish and perfect the Lender's security interest granted thereunder against any third parties in any jurisdiction.

                    (l) On the Closing Date the Security Agreement shall create a valid security interest in favor of the Lender in respect of the Collateral which security interest shall be superior in right to all claims of creditors of the Borrower, and to all other security interests, liens, claims and encumbrances except the rights of the Lessee under the Lease and the Liens which the Lessee is permitted to incur pursuant to the Lease.

          10. UNDERTAKINGS.

               10.1 From the Closing Date and until the Note and all other Liabilities shall have been paid in full, WTC shall at all times maintain (i) its existence in good standing under the laws of Delaware and the United States,
(ii) its status as a citizen of the United States, as provided in Section 9.1 of this Agreement and (iii) its right to transact business in Delaware.

               10.2 From the Closing Date and until the Note and all other Liabilities shall have been paid in full, the Borrower shall:

                    (a) Pay when due all taxes, assessments and other liabilities payable by the Borrower, except as contested in good faith and by appropriate proceedings, provided reserves reasonably deemed appropriate by the Lender, and approved in advance in writing by the Lender such approval not to be unreasonably withheld, have been established with respect thereto.

                    (b) Give prompt written notice to the Lender, in form and detail satisfactory to the Lender, of any litigation or governmental proceeding pending or, to its knowledge, threatened against the Borrower.

                    (c) Until the Lender has been paid all Liabilities under the Loan Documents, the Borrower shall not without prior written consent of Lender amend, modify, consent to any change in any of the terms or otherwise alter any of the Transaction Documents (other than Rent payable in respect of the DC-9 Aircraft which Borrower causes Lessee to pay in order to retain quiet enjoyment to the DC-9 Aircraft in accordance with the second paragraph of the Repayment Schedule attached hereto).

                    (d) From time to time, upon written request of the Lender, promptly and duly execute and deliver any and all such further instruments and documents as the Lender may reasonably require (and provide in execution form) in order to obtain the full benefits of the Lien created or intended to be created under the Security Agreement, as well as all of the other obligations of the Borrower under the Loan Documents and the other rights and powers herein granted. Upon the instructions from time to time of the Lender, the Borrower shall execute and cause to be filed any financing statements (and any continuation statement with respect to any such financing statement), or any other similar document or mortgage relating to this Agreement or the Lien of the Security Agreement, or any other document or filing presented to it in proper form for signing or filing as the Lender may reasonably deem necessary or desirable in light of the Borrower's obligations under the Loan Documents, and the Borrower shall pay or cause to be paid any filing or other fees in connection therewith. The Borrower shall extinguish any Liens in favor of the Prior Lender with respect to the Mortgaged Property on or prior to the Closing Date or concurrently with the availability of the Commitment on the Closing Date.

                    (e) The Borrower shall take all actions as are required to keep representations and warranties applicable to it in Paragraph 9.1 (except in the case of subparagraph (e) if the location of such office shall change, Borrower shall provide the Lender with written notice of such change within ten days' thereof), true and correct, in all material respects (but without regard to when such representation or warranties were made or are expressed to be effective), until such times as all of the Liabilities to the Lender shall have been paid in full.

                    (f) Immediately after the occurrence of an Event of Default becomes actually known to any officer of the Borrower, the Borrower shall deliver to Lender a notice of such Event of Default and the nature and status thereof.

                    (g) Borrower: (i) shall diligently enforce all of the provisions of the Lease; and (ii) not waive any right or remedy granted to it as lessor thereunder nor consent to any modification of or amendment to any provision thereof nor grant to lessee thereunder any consent or approval (other than Rent payable in respect of the DC-9 Aircraft which Borrower causes Lessee to pay in order to retain quiet enjoyment to the DC-9 Aircraft in accordance with the second paragraph of the Repayment Schedule attached hereto) without the prior written consent of Lender which shall not unreasonably be withheld; and promptly send to the Lender a copy of any notice received from or sent to Airlines with respect thereto.

                    (h) Borrower shall not (a) sell, lease (except for the Lease), abandon or otherwise dispose of any Aircraft without Lender's prior written consent, which consent shall not be unreasonably withheld, (b) acquire any assets other than the Mortgaged Property (as defined herein) without prior written consent of Lender, (c) do or transact business under any trade or assumed name without giving Lender at least 30 days prior written notice, or (d) incur any additional indebtedness other than the indebtedness incurred pursuant to this Agreement, and the other Transaction Documents.

               10.3 From the Closing Date and until the Note and all other Liabilities shall have been paid in full:

                    (a) each corporate Owner Participant shall at all times maintain (i) its existence in good standing under the laws of the jurisdiction of its incorporation and the United States, and (ii) its right to transact business in each jurisdiction in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would preclude the Borrower from enforcing its rights with respect to the Lease or any other material assets; and each Owner Participant shall maintain its status as a citizen of the United States,

                    (b) Each Owner Participant shall pay when due all taxes, assessments and other liabilities payable by it, except as contested in good faith and by appropriate proceedings, and reasonable reserves for which are being maintained in accordance with GAAP.

                    (c) Each Owner Participant shall give prompt written notice to the Lender, in form and detail satisfactory to the Lender, of any litigation or governmental proceeding pending or, to its knowledge, threatened against it which, if adversely determined, could reasonably be expected to have a material adverse effect upon such Owner Participant's business or financial condition or its ability to perform it obligations under the Loan Documents to which it is a party.

                    (d) Until the Lender has been paid all Liabilities under the Loan Documents, no Owner Participant shall without prior written consent of Lender amend, modify, consent to any change in any of the terms or otherwise alter any of the Transaction Documents (other than Rent payable in respect of the DC-9 Aircraft which

Borrower causes Lessee to pay in order to retain quiet enjoyment to the DC-9 Aircraft in accordance with the second paragraph of the Repayment Schedule attached hereto).

                    (e) From time to time, upon written request of the Lender, each Owner Participant shall promptly and duly execute and deliver any and all such further instruments and documents as the Lender may reasonably require in order to obtain the full benefits of the Lien created or intended to be created under the Security Agreement, as well as all of the other obligations of the Owner Participants under the Loan Documents and the other rights and powers herein granted. Upon the instructions from time to time of the Lender, each Beneficiary shall execute and cause to be filed any financing statements (and any continuation statement with respect to any such financing statement), or any other similar document or mortgage relating to this Agreement or the Lien of the Security Agreement, or any other document or filing presented to it in proper form for signing or filing as the Lender may reasonably deem necessary or desirable in light of the Owner Participant's obligations under the Loan Documents, and the Owner Participant's shall pay or cause to be paid any filing or other fees in connection therewith.

                    (f) The Owner Participants shall take all actions as are required to keep representations and warranties in Paragraph 9.1 (except in the case of subparagraph (e) if the location of such office shall change, the Owner Participants shall provide the Lender with not less than ten (10) days' prior written notice of such change) true and correct in all material respects (but without regard to when such representation or warranties were made or are expressed to be effective) until such times as all of the Liabilities to the Lender shall have been paid in full.

                    (g) Immediately after the occurrence of a Default or an Event of Default becomes known to Delford Smith or any officer of either corporate Owner Participant, the Owner Participant shall deliver to Lender a notice of such Default or Event of Default and the nature and status thereof.

                    (h) Except as contemplated by the Chase Refinancing, the Owner Participants shall not sell, lease, transfer, abandon or otherwise dispose of (or enter into any commitment to sell, lease, transfer, abandon or otherwise dispose of) all or any part of its beneficial interest in the Trust Estate or its obligations or rights under any Transaction Document without Lender's prior written consent.

                    (i) Each Owner Participant shall furnish to the Lender:

                         (i) within 15 days after the end of each calendar
quarter, a statement by a responsible officer of each corporate Owner Participant that to the best of the knowledge of such officer there exists no Event of Default or, if any Event of Default shall exist, stating the nature and status thereof, together with a statement that no material, adverse change in the financial condition of any Owner Participant has occurred during such quarter;

                         (iv) (ii) from time to time, with reasonable
promptness, such other information regarding the business, operations, affairs and financial condition of any Owner Participant as the Lender may reasonably request; and

                         (v) (iii) promptly upon request therefor from the
Lender, copies of all notices, financial information, reports or other communications received by any Owner Participant from Airlines, the manufacturer of the Aircraft or the engines related thereto, or Airlines' insurance carrier or broker and promptly upon request therefor from the Lender, copies of all notices and communications sent by the Borrower to Airlines, any such manufacturer or such insurance carrier or broker.

Except as the Lender may otherwise consent in writing, all financial statements furnished to the Lender under this Agreement and all computations and determinations required to be made pursuant to this Agreement shall be made in accordance with generally accepted accounting principles and practice, consistently applied.

                    (j) Each Owner Participant shall permit, as may be reasonably requested, any duly authorized representatives of the Lender at all reasonable times: to examine its books and records, to take memoranda and extracts therefrom and to make copies thereof; to visit and inspect its properties and operations; and, upon notice to each Owner Participant, to discuss the affairs, finances and accounts of each Owner Participant with any of its trustees, directors, employees or accountants.

                    (k) Each Owner Participant shall provide the Lender with the following information regarding each Aircraft upon Lender's request: (A) at any time after the occurrence of an Event of Default, or (B) otherwise, no more frequently than once every quarter, within 15 days after the end of each quarter:

                         (a) the current location of each Aircraft and each Engine together with, if any Engine is attached to another airframe, information identifying such airframe and if such airframe is subject to a lease, Owner Participant shall inform Lender of the name and address of the lessee thereunder and the term of such lease and such other information as is reasonably requested by Lender regarding the location of such Engine;

                         (b) the total number of hours and cycles with respect to each Airframe and Engines; and

                         (c) the number of engine cycles remaining with respect to each Engine prior to the next scheduled removal for maintenance of such Engine from any airframe.

                         (d) with respect to the maintenance of any aircraft or engines owned or leased by Airlines, whether the FAA has during the preceding six months conducted any inspection of any facility or records of Airlines or any facility that performs maintenance on any Aircraft for Airlines taken any action with respect to any facility or procedure of Airlines or any facility that performs maintenance on the Aircraft for Airlines and, if so, the nature and results and resolution of such inspection or action (including, without limitation, any fines and settlements in connection therewith).

                    (k) The Owner Participants shall at all times cause the Borrower or the Lessee, at the Owner Participant's expense, to maintain the insurance as is required pursuant to Section 3.6 of the Security Agreement.

          11. FORCE MAJEURE, CHANGE IN LAW, INCREASED COSTS.

               11.1 The Lender shall not be held responsible for any loss or damage arising out of any action taken or omitted by Lender or to which Lender becomes subject resulting from a legal enactment or any measure of a public authority, or war, or strike, or boycott, or blockade or any other cause beyond its control.

               11.2 In the event that in the reasonable judgment of Lender, the making or maintaining of the Loan by the Lender or the performance by Borrower of any obligation on its part to be performed hereunder or under any other Loan Document to which it is a party has become unlawful by reason of any change after the date of this Agreement in any applicable law or governmental regulation or order or in any requirement of any monetary authority whether or not having the force of law, or in the interpretation of any of the same, with respect to this Agreement, any other Loan Document to which it is a party or the Loan, then the Lender shall notify the Borrower thereof immediately and to the extent that the Commitment has not been made available, the obligation pursuant to Paragraph 2 of the Lender to make its Commitment available shall terminate, and in the case the Commitment has been made available the Borrower shall within 30 days after receipt of such notice or any later date permitted by applicable law or governmental regulation or order repay the Loan and pay interest accrued thereon at the Interest Rate and all other sums payable hereunder and all reasonable actual out-of-pocket expenses incurred by Lender in complying with any changed law, governmental regulation or order or any requirement of any monetary authority prior to the date on which Borrower repays the Loan, and all accrued interest thereon, pursuant to this Paragraph 11.2, if and to the extent such expenses are incurred in relation to the Commitment.

               11.3 Should the Lender become subject to levies, imposts, duties, fees, or sales, use, excise, gross receipts, value added, personal property, stamp or documentary taxes, ad valorem taxes, license fees, registration fees, assessments, fines, penalties or similar charges imposed on any Aircraft or any of the Engines and all other taxes of whatsoever kind imposed upon Lender with respect to any Aircraft or any of the Engines or this Agreement, any other Loan Document, the transactions contemplated by any of the aforesaid documents or any documents executed in connection therewith or contemplated thereby, or the payments to be made pursuant to this Agreement and the Note and any other payments of whatsoever kind required to be paid by Borrower to Lender pursuant to the terms of this Agreement excluding, however, any taxes imposed upon or measured by the income, receipts or earnings and profits or net worth of Lender whether resulting from the transactions contemplated by this Agreement or otherwise (collectively, "Taxes"), which will increase the Lender's total cost with respect to the Loan, then, in such event, the Borrower shall at the request of the Lender pay to the Lender an amount which will compensate the Lender for such increased costs (after taking into account any tax benefits realized by Lender as a result of the payment or accrual of such Taxes).

               11.4 Notwithstanding the provisions of Paragraph 7.2 hereof, in the event that Borrower repays the Loan pursuant to Paragraph 11.2 hereof or Lender exercises its rights pursuant to Paragraph 11.3 hereof, the Borrower may prepay the Loan together with interest accrued thereon and all other sums payable hereunder (other than the prepayment fee set forth in Paragraph 7.2(a)).

          12. PAYMENTS.

               12.1 All payments required to be made to the Lender hereunder or under the Note shall be made in Dollars by wire transfer in good, immediately available funds to the Lender to the following bank and account:

               Citibank, N.A.
               For the Account of:
               FINOVA Capital Corporation
               Account No.: 4068-0522
               ABA No.: 021000089
               Reference: N471EV

or to such other account as Lender may designate by written notice sent pursuant to Paragraph 15 hereof.

               12.2 All payments falling due on a date that is not a Banking Day shall be paid on the next succeeding Banking Day.

               12.3 Calculation of Interest and Application of Payments. In calculating interest and applying payments under this Agreement and the Loan
Documents: (a) interest shall be calculated and collected through the date the payment is actually received by Lender; (b) interest on the outstanding balance shall be charged during any grace period permitted hereunder; (c) on each annual anniversary of the closing date of the Loan, all past due interest and other past due charges provided for hereunder shall be added to the principal balance of the Loan; and (d) to the extent the Borrower makes a payment or Lender receives any payment or proceeds of the Collateral for the Borrower's benefit that is subsequently invalidated, set aside or required to be repaid to any other Person, then, to such extent, the obligations intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by the Lender and the Lender may adjust the Loan balances as Lender, in its sole discretion, deems appropriate under the circumstances.

               12.4 Should the Borrower fail to pay any sum on the due date for payment thereof, whether by acceleration, prepayment or otherwise, and in addition to any other sum or fees which may become payable hereunder or under the Note or the Security Agreement, Borrower shall pay interest on such sum from the due date up to and including the date of actual payment at an annual interest rate equal to the Overdue Interest Rate.

               12.5 All payments by the Borrower under this Agreement shall be made without deduction by reason of any defense, setoff or counterclaim of any kind, nature or description whatever (subject to the provisions of Paragraph 12.6 hereof).

               12.6 All payments under this Agreement shall be made free and clear of, and without deduction for, any Taxes, now or hereafter imposed by or within any governmental authority or pursuant to any governmental rule or regulation or any administrative subdivision or taxing authority thereof or herein, respectively, unless the

Borrower is compelled by law to deduct or withhold such Taxes, in which event the Borrower shall pay to the Lender such additional amounts as shall result in the effective receipt by the Lender of the gross amount of all sums due the Lender hereunder and under the Note had no such deduction or withholding been made; provided, however, that Borrower shall have no obligation to pay any additional amount with respect to United States withholding taxes imposed as a result of any transfer, assignment or grant of a participation in Lender's rights hereunder to a foreign party.

          13. EVENTS OF DEFAULT.

               13.1 Upon the occurrence of any of the following, each of which is referred to as an Event of Default:

                    (a) Failure of Borrower to pay when due and payable any principal of or interest on or other sum with respect to the Loan, the Note or Security Agreement or other sums which may become due hereunder or under any Loan Document, whether by reason of stated maturity or due date, notice of prepayment, cancellation, acceleration or otherwise, and, in the case of payments of principal and interest, such sum is not fully paid within five Banking Days' of the date due, and in the case of all other payments, such sum is not fully paid within five (5) Banking Days after notice to Borrower of non-payment;

                    (b) (i) Any lapse of, or failure to maintain, insurance coverage on the Aircraft required to be maintained under the Security Agreement or any failure of Borrower to perform its obligations set forth in Paragraphs 10.1(g), (h) or (i) hereof, or failure of any Owner Participant to perform its respective obligations set forth in Paragraphs 10.2(d) or (h) hereof or to attempt to cannabalize or part-out any Aircraft or any failure of Lessee to commence the maintenance of the Aircraft and refurbishment of the Engines in accordance with Schedule I to the Lease, or, upon 30 days written notice to Lender, within 60 days after such scheduled date, or such later date to which Lender may agree in its sole discretion;

                         (ii) Any failure by Borrower to perform or cause to be
performed its obligations as set forth in the Security Agreement concerning (A) the preparation or recordation of any document or instrument required by Lender for the maintenance or perfection of any lien on the Mortgaged Property, or (B) maintenance of the Flight Equipment, within five (5) Banking Days after notice thereof from the Lender;

                         (iii) Any failure by the Borrower, Guarantor or any
Owner Participant to fulfill any other covenant or to perform any other obligation on its part to be performed under any Loan Document to which it is a party, any failure by Guarantor remove or cure any material tax liens or other material liens revealed by the searches referred to in Section 5.1(r) hereof, and any failure of any Owner Participant to provide direction to the Borrower in those instances in the Loan Documents in which Borrower will take action only upon the direction of an Owner Participant and such failure is not cured within thirty days after such failure shall have first occurred;

                    (c) Any representation or warranty made by any party in this Agreement or any other Loan Document or any financial statement shall prove to have been untrue, inaccurate or incomplete in any material respect at the time when made or when effective and such party fails to do that which shall be necessary in order that said representation or warranty shall be true, accurate or complete within thirty days after earlier of actual knowledge thereof or of receipt of notice thereof;

                    (d) Any approval required from or to be issued by the Borrower or any Owner Participant, in connection with this Agreement or under any Loan Document or the transactions contemplated herein or therein, shall be revoked, rescinded, suspended or otherwise limited in effect and same shall not have been reinstated within ten (10) days after the first effective date of such revocation, rescission, suspension or limitation;

                    (e) Borrower or any Owner Participant shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking readjustment of its debts or for any other relief under any bankruptcy, insolvency, or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing, or any action by Borrower or any Owner Participant indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; or Borrower or any Owner Participant shall apply or sustain the appointment by consent or acquiescence of, a receiver or trustee for Borrower or any Owner Participant or for all or a substantial part of its property; or if Borrower or any Owner Participant shall make an assignment for the benefit of its creditors, or if Borrower or any Owner Participant becomes unable to pay its debts as they mature;

                    (f) An involuntary petition against Borrower or any Owner Participant in bankruptcy or seeking readjustment of its debts or for any other relief under any bankruptcy, insolvency, or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or a receiver or trustee shall be involuntarily appointed for Borrower or any Owner Participant or for all or a substantial part of its property; or a warrant of attachment, execution or similar process against any substantial part of the property of Borrower or any Owner Participant shall be served on Borrower or any Owner Participant and any of such events continues for sixty (60) days undismissed, unbonded or undischarged;

                    (g) This Agreement or any Loan Document shall at any time after its respective execution and delivery and for any reason cease to be in full force and effect or any certificate, instrument or documents issued and executed pursuant hereto or thereto shall for any reason cease to be effective to constitute a valid and perfected first priority Lien and security interest in and to the Collateral, except for Permitted Liens;

                    (h) Any Aircraft or any part thereof shall be sold, transferred, assigned, leased or otherwise disposed of by Borrower without Lender's prior written consent, except for Permitted Liens and except to the extent the Loan, interest thereon and all other amounts due hereunder are paid in full; or

                    (h) (i) A Lease Event of Default shall occur and be continuing (other than with respect to the payment of Rent in respect of the DC-9 Aircraft which Borrower causes Lessee to pay in order to retain quiet enjoyment to the DC-9 Aircraft in accordance with the second paragraph of the Repayment Schedule attached hereto).

               13.2 Upon the occurrence of any Event of Default set forth in Paragraph 13.1(e) or (f) hereof or pursuant to Section 14(f), (g) or (h) of the Lease automatically and without notice to Borrower, the outstanding principal of, and all accrued interest on, the Loan and the Note, and any and all other sums due to Lender under this Agreement, the Note and any other Loan Document (including, without limitation, the prepayment fee in the amount set forth in Section 7.2(a) hereof) shall be due and payable. Upon the occurrence and during the continuance of any other Event of Default, Lender may declare the entire outstanding principal of, and all accrued interest on, the Loan and the Note and any and all other sums (including, without limitation, the prepayment fee in the amount set forth in Section 7.2(a) hereof) due to Lender under this Agreement, the Note or any other Loan Document to be forthwith due and payable and such principal, interest and other amounts shall thereupon become due and payable. Presentment, demand (other than as set forth in the immediately previous sentence), protest or other notice of any kind are hereby expressly waived, anything contained herein or in the Note or other Loan Document to the contrary notwithstanding, and Lender may exercise any and all rights and remedies of a secured party under the Arizona Uniform Commercial Code hereunder (including, but without limitation, application of any security deposit) and under the Security Agreement, or under any governing law.

               13.3 If Lender shall be prevented by any order or any court or by operation of any law from sending any notice permitted or required to commence a period during which Borrower may cure any Event of Default hereunder, then the period during which Borrower may cure such Event of Default shall commence to run without notice on the first date on which Lender would have been entitled to give such notice but for the effectiveness of such order or law.

          14. FEES AND EXPENSES.

               14.1 Borrower will on the Closing Date and subsequently thereafter upon receipt of invoices by Lender or upon Lender's demand, pay to or reimburse Lender for all reasonable out-of-pocket expenses of Lender incurred in connection with the negotiation, execution and delivery of this Agreement and each Loan Document, including, without limitation, all filing and recordation fees and fees of special FAA counsel incurred by Lender in connection with the perfection of the security interest granted by Borrower to Lender pursuant to the Security Agreement, inspection and appraisal fees, and all reasonable legal fees and disbursements of Lender's counsel incurred in connection with all professional services rendered and disbursements incurred by said lawyers with respect thereto, including, without limitation, the amount of the fees and disbursements incurred by Todd & Levi, LLP in connection with the preparation, negotiation and execution of the Loan Documents, and for all out-of-pocket expenses of Lender incurred in connection with the preservation and/or enforcement of any rights granted to the Lender hereunder or under any other Loan Document.

               14.2 Borrower shall pay to Lender on the Closing Date a non-refundable loan fee of one-percent of the Commitment Amount advanced to Borrower on the Closing Date. At the time of the payment of such fee by Buyer, Lender will refund to Borrower the deposit in the amount of $150,000.00, without interest, previously paid by Borrower to Lender.

          15. NOTICES.

               Except as otherwise specifically provided to the contrary herein or in the Security Agreement:

               15.1 Every notice or demand under this Agreement shall be in writing and may be given or made by registered mail, return receipt requested or by internationally recognized overnight courier service.

               15.2 Every notice or demand shall be sent, in the case of overnight courier or registered mail, to the Lender, the Owner Participant or to the Borrower, at their respective addresses, as set forth in paragraph 1.2 hereof.

               15.3 Every notice or demand shall, except so far as otherwise expressly provided by this Agreement, be deemed to have been received in the case of an internationally recognized overnight courier service or registered mail, upon acknowledgment of receipt or as of the date on which receipt of such notice delivered by overnight courier or registered mail is refused or such courier or the U.S. Postal Service advises that such letter is not deliverable at the address set out in Paragraph 15.2.

          16. ENTIRE AGREEMENT: NO ORAL CHANGE.

               This Agreement (including all Exhibits and Appendices hereto and documents or instruments executed in connection herewith) embodies the entire agreement and understanding between Borrower and Lender relating to the subject matter hereof and thereof and supersedes all prior agreements and understandings relating hereto and thereto and none of the parties hereto or thereof shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth herein or therein. This Agreement may not be changed and no right granted or obligation imposed hereunder may be waived orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          17. GOVERNING LAW: JURISDICTION AND VENUE.

               THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF, THE STATE OF ARIZONA APPLICABLE TO AGREEMENTS MADE BY RESIDENTS THEREOF TO BE WHOLLY PERFORMED THEREIN. Borrower, Owner Participant and Lender hereby agree that all actions or proceedings initiated by Borrower, Owner Participant or Lender and arising directly or indirectly out of this Loan Agreement may be litigated in the Superior Court of Arizona, Maricopa County, or the United States District Court for the District of Arizona. Borrower, Owner Participant and Lender hereby expressly submit and consent in advance to such jurisdiction and venue in any action or proceeding commenced by Borrower, Owner Participant or Lender in any of such courts, agree that jurisdiction and venue is proper in such courts, and hereby waive personal service of the summons and complaint, or other process or papers issued therein, and agrees that such service of the summons and complaint may be made by registered mail, return receipt requested, addressed to Borrower, Owner Participant or Lender, as the case may be, at the address set forth in Paragraph 15 hereof. Borrower and Owner Participant waive any claim that Phoenix, Arizona or the District of Arizona is an inconvenient forum or an improper forum based on lack of venue. Should Borrower, Owner Participant or Lender, as the case may be, after being so served, fail to appear or answer any summons, complaint, process or paper so served within 30 days after the mailing thereof, Borrower,

Owner Participant and Lender acknowledge that as a result thereof, an order and/or judgment may be entered by Lender, Owner Participant or Borrower against the other as demanded or pleaded for in such summons, complaint, process or papers. The choice of forum set forth herein shall not be deemed to preclude the enforcement by Lender, Owner Participant or Borrower, as the case may be, of any judgment in any other appropriate jurisdiction.

          18. USURY.

               Notwithstanding any provision to the contrary herein contained, Lender shall not collect a rate of interest on any obligation owing by Borrower to Lender in excess of the maximum rate of interest permitted by applicable law. Borrower understands and believes that the lending transaction which is the subject of this Agreement complies with all applicable usury laws; however, if any interest or other charges in connection with such lending transaction is ever determined to exceed the maximum amount permitted by law, then Borrower agrees that (a) the amount of interest or charges payable pursuant to this Agreement and the Note shall be reduced to the maximum amount permitted by law, and (b) any excess amount previously collected from Borrower in connection with this Agreement or Note that exceeds the maximum amount permitted by law shall be credited against the principal amount of the Loan then outstanding. If the outstanding principal balance of the Loan has been paid in full, the excess amount paid shall be refunded to Borrower. The "contracted for rate of interest" of the Commitment to be advanced pursuant to the terms hereof includes, without limitation, the following: (i) the Interest Rate, calculated and applied to the principal balance of the Loan in accordance with the provisions of this Agreement and the Note; (ii) the Overdue Rate of Interest to be applied with respect to the principal balance of the Loan outstanding in accordance with the provisions of Paragraph 12.3 hereof; (iii) the amounts referred to in Paragraph 14 hereof, and (iv) all fees, charges, goods, things in action or any sum or things of value ("Additional Sums") paid or payable by Borrower whether pursuant to this Agreement or any other Loan Document. If any such Additional Sums may, under applicable law, be deemed to be interest with respect to the lending transaction which is the subject of this Agreement, then, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to the lending transaction which is the subject of this Agreement, such Additional Sums shall be payable by Borrower as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

          19. THE TRUST AGREEMENT AND THE BORROWER.

               19.1 Amendment or Revocation. The Owner Participant and Borrower will notify the Lender and deliver true copies to it of any amendment or supplement to the Trust Agreement. The Owner Participant agrees not to enter into an amendment or supplement to the Trust Agreement that would adversely affect the interests of the Lender shall become effective without the consent of the Lender. The Owner Participant agrees that it will not revoke or otherwise terminate the trust created by the Trust Agreement as long as the Security Agreement is in effect.

               19.2 Removal of the Borrower. The Borrower or any successor may resign or be removed by the Owner Participant, a successor owner trustee may be appointed, and a corporation may become the owner trustee under the Trust Agreement, only with the prior written consent of the Lender, which consent shall not be unreasonably withheld and in accordance with the provisions of
Article 7 of the Trust Agreement.

               19.3 Limitation of Personal Liability of WTC. Each of the representations, undertakings and agreements herein or in the Security Agreement or other Loan Documents stated to be those of the Borrower are not personal representations, undertakings and agreements of WTC but are binding only on the Trust Estate and the Borrower as trustee thereof, and except as to representations, undertakings or agreements herein or in the other Transaction Documents which are expressly stated to be those of WTC, nothing herein contained shall be construed as creating any personal liability of WTC or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, WTC, any such liability being expressly waived by the other parties on their own behalf and on behalf of any Persons claiming through or under them; provided, however, that nothing in this Section
19.3 shall be deemed to limit in scope or substance the personal liability of WTC(a) to the Owner Participant as expressly set forth in the Trust Agreement,
(b) in respect of the representations, warranties and agreements of WTC expressly made as such herein or in any other Transaction Document to which it is a party, and (c) for the consequences of its own gross negligence, willful misconduct, and, in receiving, handling or remitting of funds only, its simple negligence as a trustee.

          20. NO BROKER.

               The Borrower and Lender each hereby represent and warrant to the other that no broker brought about the transactions contemplated hereby and each party hereby agrees to indemnify and hold the other party harmless from, any and all liabilities and costs (including without limitation, costs of counsel) to any person or entity claiming brokerage commissions or finder's fees through such party on account of this Agreement.

          21. SURVIVAL.

               Each of the representations, warranties and covenants of Borrower and each Owner Participant contained herein shall survive the closing of the Loan.

          22. INDEMNIFICATION.

               In addition to Borrower's obligations and Lender's remedies provided elsewhere in this Agreement: (a) Borrower hereby indemnifies Lender and agrees to hold Lender harmless against any and all liabilities, damages, losses, claims, reasonable costs or expenses whatsoever, and to reimburse Lender for any reasonable legal or other fees or expenses (including but not limited to the fees and expenses of expert witnesses) incurred by it in connection with any claim or defending or prosecuting any action or proceeding relating to this Agreement (including, but not limited to, the disbursement of the Commitment), the Note and any Loan Document to which Borrower is a party; and (b) Borrower hereby indemnifies Lender and agrees to hold Lender harmless against any and all liabilities, damages, losses, claims, costs or expenses whatsoever and to reimburse Lender for any legal or other fees or expenses incurred by it in connection with or arising out of or resulting from any material breach of warranty or material misrepresentation by Borrower, or the non-performance of any covenant or obligation to be performed on the part of Borrower, under this Agreement, the Note or any Loan Document, or arising out of or resulting from any material misrepresentation or omission from any certificate, instrument or paper delivered or to be delivered by Borrower to Lender pursuant to this Agreement or any Loan Document or in connection with the transactions contemplated herein or therein (except to the extent relating to or resulting from Lender's gross negligence or willful misconduct).

          23. WAIVER OF JURY.

               Borrower, Owner Participant and Lender irrevocably waive the right to a trial by jury in any action or proceeding brought to enforce any provision of any of the Loan Documents.

          24. ASSIGNMENT, SUCCESSORS AND ASSIGNS.

               24.1 Neither Borrower nor any Owner Participant shall assign any rights under this Agreement nor shall any of Borrower's duties hereunder or under the Note, Security Agreement or other Loan Document to which it is a party be assigned or delegated without the prior written consent of Lender.

               24.2 Lender may assign or obtain participations with other Lenders in regard to its rights hereunder and under the Note and any other Loan Document and in respect of the Loan, provided only that no such assignment or participation shall impose any greater obligation on Borrower than set forth herein or therein. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their permitted successor in interest and permitted assigns, any rights or remedies under or by reason of this Agreement unless expressly herein stated to the contrary. All covenants, representations, warranties and agreements of the parties contained herein shall, subject to the provisions of the preceding sentence, be binding upon and inure to the benefit of their respective successors and permitted assigns.

          25. CAPTIONS AND PARAGRAPH HEADINGS; CONSTRUCTION.

               Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it. This Agreement and all documents executed in connection herewith shall be construed without regard to the identity of the party which prepared the same, and no presumption shall arise as a result thereof.

          26. SEVERABILITY.

               In the event that any one or more of the provisions of this Agreement, any Loan Document, or the Note shall be invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein or of the same provisions in any other jurisdiction shall not in any way be affected or impaired thereby.

          27. TIME OF THE ESSENCE.

               Time is of the essence with respect to all of the payment and performance obligations of the Borrower hereunder. Time is of the essence with respect to all of the performance obligations of Lender hereunder.

          28. COUNTERPARTS.

               This Agreement may be executed in one or more counterparts, each of which shall constitute an original and, when taken together, all of which shall constitute one and the same Agreement.

          29. TERM OF AGREEMENT.

               This Agreement and all covenants, agreements, representations and warranties made herein shall survive the malting by the Lender of the Loan and the execution and delivery to the Lender of the Note and shall continue in full force and effect until the payment in full of all of the Borrower's obligations under the Loan Documents.

          30. PERFORMANCE BY THE LENDER.

               If the Borrower fails to perform any of its obligations under the Loan Documents in a timely fashion, the Lender shall be entitled, but not obligated, to perform such obligation at the expense of the Borrower. The Lender shall promptly be reimbursed for all reasonable expenses incurred by it pursuant to this Paragraph 30 with interest from the date such expenses shall have been incurred until such expenses shall have been paid in full in an amount equal to the Overdue Interest Rate.

          IN WITNESS WHEREOF, the parties hereto have caused this Secured Loan Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

Borrower:                                  Lender:

WILMINGTON TRUST COMPANY,                  FINOVA CAPITAL CORPORATION
not in its individual
capacity, except as expressly
set forth, in Section 9.1 or
10.1 hereof but solely as
Owner Trustee


By: /s/ DAVID A. VANASKEY, JR.             By: /s/ Ann F. Halton
    ------------------------------------       ---------------------------------
Name: DAVID A. VANASKEY, JR.               Name: Ann F. Halton
Title: Senior Financial Services officer   Title: Vice President


Owner Participants:

747 INC.                                   KING, CHRISTIAN INC.


By: /s/ Carolyn S. Fox                     By: /s/ Glenn L. Albus
    ------------------------------------       ---------------------------------
Name: Carolyn S. Fox                       Name: Glenn L. Albus
     -----------------------------------
Title: Treasurer                           Title: Secretary


----------------------------------------
DELFORD M. SMITH

                        APPENDIX "I" - REPAYMENT SCHEDULE
                            TO SECURED LOAN AGREEMENT

          The Loan shall be paid in monthly installments in advance, on the 29th day of each month of the Loan Term, each installment, subject to the following paragraph, in the following aggregate amount of principal and interest:

          (i) $275,000.00 of principal only on the Closing Date;

          (ii) $375,000.00 each for the first 17 months of the Loan Term, commencing on May 29, 1997, and ending on September 29, 1998;

          (iii) $400,000.00 each for the next ten months of the Loan Term, commencing on October 29, 1998, and ending on July 29, 1999;

          (iv) $483,518.32 each for the next 68 months, commencing on August 29, 1999, and ending on March 29, 2005; and

          (v) $4,301,766.00, together with all other sums due Lender under the Loan Agreement and any other Loan Document, on April 29, 1997.

          Notwithstanding the above, upon and at all times after the occurrence of an Event of Default, whether or not such Event of Default is at any time after its occurrence cured, the Borrower, in order to retain quiet enjoyment of the DC-9 Aircraft, may, in its sole discretion, pay, on the dates specified above for the payment of such installments, an amount of $225,000.00, consisting of the payment of Rent of $75,000.00 for each DC-9 Aircraft, and, in such event, Borrower shall, in the exercise of its rights under the Lease, cause Lessee to pay Basic Rent for such DC-9 Aircraft in such amounts thereunder, provided, however, that such payments shall not be deemed to cure any such Event of Default and Lender shall retain all its rights and remedies arising as a consequence thereof, including the right to accelerate the principal of the Loan and foreclose on its security interest in the 747 Aircraft.